UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

The information set forth in Item 2.06 of this Current Report on Form 8-K is incorporated by reference into this Item 2.05.

Item 2.06	Material Impairments

On July 22, 2019, certain indirect wholly owned subsidiaries of Bunge Limited (the “Company” and collectively, “Bunge”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with certain wholly owned subsidiaries of BP p.l.c. (collectively, “BP”) to form a 50/50 joint venture (the “Joint Venture”) relating to their sugar and bioenergy operations in Brazil.

Pursuant to the Business Combination Agreement, Bunge and BP will contribute their respective interests in their Brazilian sugar and bioenergy operations to the Joint Venture.  Bunge will receive cash proceeds of $775 million in the transaction, comprising $700 million in respect of non-recourse Bunge debt to be assumed by the Joint Venture at closing, and $75 million from BP, subject to customary closing adjustments.  Bunge intends to use the proceeds to reduce outstanding indebtedness under its credit facilities.  The Joint Venture agreements will provide for certain exit rights of the parties, including private sale rights beginning 18 months after closing and the ability by Bunge to trigger an initial public offering of the Joint Venture after two years from closing, enabling future monetization potential.  The transaction is expected to close in the fourth quarter of 2019, subject to customary closing conditions, including receipt of required regulatory approvals.

In connection with the entry into the Business Contribution Agreement, the Company will classify the assets and liabilities to be transferred to the Joint Venture under the Business Contribution Agreement as held for sale in its condensed, consolidated financial statements in the quarter ending September 30, 2019. Accordingly, the Company will record those assets and liabilities at fair value, less estimated transaction costs, through the closing date of the transaction.  As a result of the classification as held for sale, the Company expects to recognize an impairment charge, principally related to the recognition of cumulative currency translation effects, in the range of $1.5 billion to $1.7 billion, which charge will primarily be recorded in the quarter ending September 30, 2019. Other than estimated transaction costs of approximately $18 million to be included in the impairment charge, the Company does not expect to incur additional significant cash costs associated with the entry into the Joint Venture.

Item 8.01	Other Events

Bunge Limited issued a press release announcing the Joint Venture on July 22, 2019, a copy of which is attached as Exhibit 99.1 and, along with the information set forth in Item 2.06 of this Current Report on Form 8-K, is incorporated by reference into this Item 8.01.

Note on Forward-Looking Statements

The range of impairment charges described herein represents the Company’s best estimate as of the date of this Current Report on Form 8-K.  Actual amounts could differ based on operating results, changes in foreign exchange rates and other factors between the date hereof and the closing of the transaction.  This Current Report on Form 8-K contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements include, among others, statements regarding the estimated range of the impairment charge, the amount of transaction costs to be incurred in connection with the transaction, expected proceeds and use of proceeds from the transaction, prospective business performance and opportunities related to the Joint Venture, future strategic decisions of the Company with respect to the Joint Venture, and the expected timing of completion of the transaction.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the ability and timing to obtain regulatory and other approvals and satisfy other closing conditions to complete the transaction; the ability to effectively integrate the combined businesses and obtain cost savings and other synergies within expected timeframes; the relationship between the Joint Venture partners, the ability to retain employees and management; higher than expected operating costs and potential business disruption; how customers, suppliers and employees will react to the transaction; industry conditions, including fluctuations in supply, demand and prices for sugar, ethanol and electricity; competitive developments; the effects of weather conditions; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; changes in government policies, laws and regulations affecting the sugar and ethanol industry, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting Bunge’s business generally as described in Bunge’s periodic SEC filings. The forward-looking statements included in this Current Report are made only as of the date hereof, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit	Description
99.1	Press Release issued on July 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2019

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel and Secretary